Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	763,945.35
Total Transaction Valuation	5,175,781,495.30
Total Offset Amount	763,945.35
Net Fee	$ 0.00